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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) DECEMBER 8, 2000


                               COMMERCE ONE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                        000-26453              68-0322810
----------------------------          ---------------      -------------------
(State or other jurisdiction            (Commission           (IRS Employer
      of incorporation)                 File Number)       Identification No.)


             4440 ROSEWOOD DRIVE, PLEASANTON, CALIFORNIA    94588
             ------------------------------------------------------
               (Address of principal executive offices)  (Zip Code)


        Registrant's telephone number, including area code (925) 520-6000
                                                           --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

         On December 8, 2000, Commerce One, Inc., Ford Motor Company, General Motors Corporation, DaimlerChrysler AG, Renault S.A. and Nissan Motor Co., Ltd. entered into several agreements relating to the formation of Covisint, LLC, a Delaware limited liability company. Covisint is a business-to-business e-marketplace for procurement of goods and services by automakers, their suppliers and others. In connection with the formation of Covisint, Commerce One entered into agreements pursuant to which Commerce One will indirectly license software and provide services to Covisint in exchange for cash compensation and a share of Covisint's e-marketplace revenue.

         In connection with the formation of Covisint, under the terms of a Formation Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference, (a) Commerce One will receive a two percent equity interest in Covisint, subject to certain conditions contained in the Formation Agreement, and (b) Commerce One agreed to undergo a corporate restructuring into a holding company. The holding company restructuring is subject to the approval of stockholders and is expected to take place in the spring or summer of 2001. If the restructuring is approved, all of Commerce One's outstanding shares of common stock will automatically be converted into shares of common stock of the holding company at a one-for-one conversion rate. As a result, Commerce One will become a wholly owned subsidiary of the new holding company. The holding company will continue the business of Commerce One and become the publicly traded entity. Commerce One's agreements relating to Covisint generally replace Commerce One's agreements relating to GM TradeXchange.

         Upon the execution of the Formation Agreement, the Commerce One holding company issued 14.4 million shares of its common stock to Ford and 14.4 million shares of its common stock to GM. Half of each of Ford's and GM's shares will be held in escrow and will be released to Ford and GM in December 2002, unless certain conditions under the Formation Agreement are not satisfied, in which case the shares will be released in June 2004.

         In addition, pursuant to a Standstill and Stock Restriction Agreement entered into between Commerce One, the new holding company, Ford and GM, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference, all of the shares of stock issued to Ford and GM will generally be subject to transfer restrictions for three years subject to certain exceptions. Ford and GM have also agreed to certain "standstill" restrictions that will generally limit their ability to acquire individually more than 9.95%, or collectively more than 19.9%, of Commerce One's outstanding common stock for three years, and individually 12.5% and collectively 25% thereafter. In addition, for a period of three years, Ford and GM generally agreed to vote their shares in accordance with the recommendations of the Commerce One's Board of Directors with respect to nominees to the Board of Directors and increases in Commerce One authorized capital stock and amendments to stock option plans and employee stock purchase plans approved by Commerce One's Board of Directors. Under a Registration Rights Agreement entered into between Commerce One, Ford and GM, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference, Ford and GM are entitled to registration rights generally beginning after three years, subject to certain exceptions.


                                       -1-
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         If the restructuring is not approved by Commerce One's stockholders, the Covisint agreements will remain in place. Commerce One will in that case remain a publicly traded entity and will issue a total of 28.8 million shares of Commerce One common stock directly to Ford and GM in exchange for the 28.8 million shares of the holding company common stock currently held by them. In either event, the shares of Commerce One common stock issued to Ford and GM will be subject to similar escrow, standstill and voting provisions, and will be entitled to the same registration rights described above whether or not the corporate restructuring takes place.

         Further information about the corporate restructuring will be available in documents to be provided to Commerce One's stockholders in the spring or summer of 2001. Commerce One's stockholders are encouraged to read these documents carefully because they will contain important information about the restructuring. Copies of these documents will be available on the SEC's website at www.sec.gov or at no charge from Commerce One's investor relations department at 4440 Rosewood Drive, Pleasanton, California 94588, (925) 520-6000.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits

         2.1 Formation Agreement dated December 8, 2000 by and among Commerce One, Inc., Ford Motor Company, General Motors Corporation, New Commerce One Holding, Inc., (solely for the purposes of Section 11.3 thereof) DaimlerChrysler AG and (solely for the purposes of Sections 2.4, 11.2 and 11.9 thereof) Covisint LLC.

         10.1 Standstill and Stock Restriction Agreement dated December 8, 2000 by and among Commerce One, Inc., Ford Motor Company, General Motors Corporation and New Commerce One Holding, Inc.

         10.2 Registration Rights Agreement dated December 8, 2000 by and among Commerce One, Inc., Ford Motor Company, General Motors Corporation and New Commerce One Holding, Inc.


                                       -2-
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     COMMERCE ONE, INC.



                                     /s/ Robert M. Tarkoff
                                     -----------------------------------------
                                     Robert M. Tarkoff
                                     Senior Vice President, Worldwide Business
                                     Development and Secretary

Date:  December 29, 2000

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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
-----------    -----------

2.1            Formation Agreement dated December 8, 2000 by and among
               Commerce One, Inc., Ford Motor Company, General Motors
               Corporation, New Commerce One Holding, Inc., (solely for the purposes of Section 11.3 thereof) DaimlerChrysler AG and (solely for the purposes of Sections 2.4, 11.2 and 11.9 thereof) Covisint LLC.

10.1           Standstill and Stock Restriction Agreement dated December 8,
               2000 by and among Commerce One, Inc., Ford Motor Company,
               General Motors Corporation and New Commerce One Holding, Inc.

10.2 Registration Rights Agreement dated December 8, 2000 by and among Commerce One, Inc., Ford Motor Company, General Motors
               Corporation and New Commerce One Holding, Inc.